497(e)
                                                                       333-73121
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THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES -- SUPPLEMENT DATED
AUGUST 13, 2001, TO THE CURRENT ACCUMULATOR, ACCUMULATOR SELECT, ("SELECT") ACCUMULATOR PLUS ("PLUS") AND ACCUMULATOR ADVISOR ("ADVISOR") PROSPECTUSES
--------------------------------------------------------------------------------

This supplement, which is for use in the state of Washington ONLY, modifies certain information in the above-referenced Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remains unchanged. The modifications are as follows:

1. All references, if any, to the "Fixed Maturity Options ("FMOs")" are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer FMOs.

2. All references, if any, to the "Principle Assurance" feature are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer Principle Assurance.

3. All references, if any, to the "Assured Payment Option ("APO")" and the "Assured Payment Option Plus ("APO Plus")" features are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer APO or APO Plus.

4. All references, if any, to the "Protection Plus" feature are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer Protection Plus.

5. All references, if any, to the Income Manager payout annuity option are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer the Income Manager option.

6. All references, if any, to an eighteen ("18") month time period in connection with a special dollar cost averaging program (if available in your contract) are deleted in their entirety. The contracts described in the above-referenced Prospectuses that offer Special dollar cost averaging do not offer the 18 month time period.

7.       APPLICABLE TO ALL ACCUMULATOR, SELECT AND PLUS CONTRACTS ONLY:

         o In the "Fee Table" under "Examples," in the parenthetical in the first sentence, "5%" is replaced with "3%."

         o In the Appendix entitled "Guaranteed minimum death benefit example," the following is added as the last sentence in the paragraph just below the chart:

           If you have the 3% roll up to age 80 guaranteed minimum death benefit, the values presented in the "5% roll up to age 80 guaranteed minimum death benefit" would be lower.

8.       APPLICABLE TO ALL ACCUMULATOR AND SELECT CONTRACTS ONLY:

        o In "Contract features and benefits" under "Your benefit base," the first paragraph is deleted and replaced with the following:

           The benefit base is used to calculate the guaranteed minimum income benefit. See "Our baseBUILDER option" below. The benefit base is equal to:


                     FOR USE IN THE STATE OF WASHINGTON ONLY

Form Number 01-60 (7/01)                                         Cat. no. 129480


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       o  In "Contract features and benefits" under "Guaranteed minimum death benefit," the fourth paragraph is deleted in its entirety and replaced with the following:

          3% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit is equal to your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 3%. No interest is credited after the annuitant is age 80.

          If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution on the date the contribution is allocated to your variable investment options. If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit on the date you take the withdrawal (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money").

      o In "Accessing your money" under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit," all references to "5% roll up to age 80" and "5% roll up to age 70," if any, are deleted and replaced with "3% roll up to age 80" and "3% roll up to age 70," respectively.

9.    APPLICABLE TO ALL PLUS CONTRACTS ONLY:

      o In "Contract features and benefits" under "Guaranteed minimum death benefit," the first sentence of the first non-bolded paragraph is deleted and replaced with the following:

         You must elect either the "3% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract.

     o In "Contract features and benefits" under "Guaranteed minimum death benefit," the second non-bolded paragraph is deleted in its entirety and replaced with the following:

         3% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit is equal to your initial contribution plus the credit. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 3%. No interest is credited after the annuitant is age 80.

         If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution plus the amount of the credit on the date the contribution is allocated to your variable investment options. If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum death benefit" in "Accessing your money").

     o In "Accessing your money" under "How withdrawals affect your guaranteed minimum death benefit," all references to "5% roll up to age 80" are deleted and replaced with "3% roll up to age 80."

                     FOR USE IN THE STATE OF WASHINGTON ONLY


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10.      APPLICABLE TO SELECT CONTRACTS ONLY":

     o In "Contract features and benefits" under "Guaranteed minimum death benefit," the first sentence of the third paragraph is deleted and replaced with the following:

         You must elect either the "3% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract.

11.      APPLICABLE TO ACCUMULATOR CONTRACTS ONLY:

     o In "Contract features and benefits" under "Guaranteed minimum death benefit," the first sentence of the third paragraph is deleted and replaced with the following:

         You must elect either the "3% roll up to age 80" (or, if available, the 3% roll up to age 70 if you are electing the baseBUILDER) or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract.

     o In "Contract features and benefits" under "Guaranteed minimum death benefit," the first sentence of the sixth paragraph is deleted and replaced with the following:

              3% ROLL UP TO AGE 70.

     o In "Contract features and benefits" under "Guaranteed minimum death benefit," the third sentence of the sixth paragraph is deleted and replaced with the following:

           Your guaranteed minimum death benefit will be calculated as described above under "3% roll up to age 80" except that the interest will be credited only through age 70.



                     FOR USE IN THE STATE OF WASHINGTON ONLY

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